UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2014

CRYO-CELL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23386	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida	34677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 15, 2014, Cryo-Cell International, Inc. (the “Registrant”) issued the attached Press Release reporting on financial results for the three months ended August 31, 2014. The press release giving details associated with the Registrant’s earnings is attached as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 22, 2014, Cryo-Cell International, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, shareholders considered the election of five directors, the ratification of independent registered public accountants and the approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers in its proxy statement for shareholder consideration.

The final result of the stockholder vote was certified on July 22, 2014 and is as follows:

1.	To consider for election five individuals to the Company’s Board of Directors

Under plurality voting, the five nominees who received the most “FOR” votes were elected as directors. The Company’s stockholders elected the Board of Director’s five nominees: Harold Berger; David Portnoy; Mark Portnoy; George Gaines; and Jonathan Wheeler, M.D. as directors, each for a one-year term, as follows:

Harold Berger

For	4,133,981
Withhold	2,437,588
Broker non-votes	2,531,565

George Gaines

For	4,182,930
Withhold	2,388,639
Broker non-votes	2,531,565

David I. Portnoy

For	4,134,960
Withhold	2,436,609
Broker non-votes	2,531,565

Mark L. Portnoy

For	4,085,623
Withhold	2,485,946
Broker non-votes	2,531,565

Jonathan H. Wheeler, M.D.

For	4,113,572
Withhold	2,457,997
Broker non-votes	2,531,565

2.	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2014.

For	Against	Abstain	Broker Non-Vote
6,341,277	2,750,599	11,258	—

3.	The approval of the Company’s non-binding resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
3,994,052	2,554,839	22,678	2,531,565

Item 9.01	Financial Statements and Exhibits

Financial Statements of Businesses Acquired.	Not Applicable.

Pro Forma Financial Information	Not Applicable.

Shell Company Transactions	Not Applicable.

Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cryo-Cell International, Inc.

DATE: October 16, 2014	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer